PRINCIPAL INVESTORS FUND, INC.



                           PREFERRED SECURITIES FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Spectrum Asset
                         Management, Inc. ("Spectrum").


               The date of this Prospectus is December 15, 2003.

                               TABLE OF CONTENTS

Fund Description ........................................................4

General Information

 The Costs of Investing................................................. 6

 Certain Investment Strategies and Related Risks........................ 6

 Management, Organization and Capital Structure......................... 12

 Pricing of Fund Shares................................................. 13

 Purchase of Fund Shares................................................ 13

 How to Redeem (Sell) Shares............................................ 15

 How to Exchange Shares Among Principal Investors Funds ................. 17

 Dividends and Distributions............................................ 18

 General Information about a Fund Account ............................... 19

Additional Information..................................................21

Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation ("Princor")* who are also employees of
  Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. Princor selling Class J shares as a result of certain plan or contract terminations; and
.. selected broker/dealers selling Class J shares in conjunction with the
  Principal Income IRA; and
.. registered representatives of Princor and of selected broker/dealers selling
  Class J shares in conjunction with payroll deduction plans.

Class J shares are offered only:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection.

For more information about Class J shares of the Fund, please call the Connection at 1-800-247-8000, extension 411.


In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund at the end of its first calendar quarter, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.

It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. The level of interest rates, changing regulatory environments, and intensifying competition can influence an industry's profitability. Other factors that can impact credit performance are the general economy and financial market liquidity.


The Fund may be subject to interest rate risk that is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall if spreads do not tighten by a similar amount. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities, if spreads do not widen by a similar amount. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the securities owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, security prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Most of the preferred securities in the Fund are expected to be fully taxable and will not qualify for the Dividends Received Deduction ("DRD"). However, with regard to any portion of the portfolio that may be invested in securities that do pay qualified dividends, the Fund is subject to the risk that a change in federal tax law could reduce or eliminate the tax advantaged nature of the dividends. Such a change to the tax law would reduce the market value of preferred securities that pay qualified dividends.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

The inception date of the Fund is May 1, 2002. Class J shares were added to the Fund on December 15, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees...................          0.75
 12b-1 Fees........................          0.50
 Other Expenses (estimated) .......          0.87
                                             ----
      TOTAL FUND OPERATING EXPENSES          2.12

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $318     $664     $1,139     $2,452          $215    $664    $1,139     $2,452

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The Class J shares of the Fund are sold without a front-end sales charge. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% of the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out Program (SAFO);
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code; sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
.. that were purchased through the Principal Income IRA.
  * There is no sales charge on shares purchased with reinvested dividends or other distributions. A redemption fee of 1.00% is charged on redemption* of $30,000 or more if the shares were purchased within 30 days of the redemption. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Funds* if the shares were purchased within 30 days of the exchange. Both the redemption and the exchange fees are calculated as a percentage of market value at the time the shares are redeemed/exchanged.Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Money Market Fund.


ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Class J shares of the Fund pays a distribution fee based on its average daily net asset value
  (NAV). These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures. The Fund may also purchase and sell exchange-traded and over-the-counter derivative instruments to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. The turnover rate for the Fund for the fiscal year ended October 31, 2003 is 31.1%.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of the Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2002 the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISOR
The Manager has signed a contract with the Sub-Advisor under which, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2002, Spectrum had nearly $6.1 billion under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman



Day-to-day portfolio management of the Fund is performed by:


L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was 0.75%.

PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Funds. For these purposes, the Manager may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. The minimum investment applies on a Fund level, not on the total investment being made.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:

.. Phone orders are not available for qualified accounts.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Call Principal Investors Fund for an account number and wiring instructions. .. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.
.. Call Principal Investors Fund for an account number, Automated Clearing House
  (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors
  Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Investors Fund at P.O. Box 10423, Des Moines, Iowa 50309.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b)s and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Fund and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions.

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Fund may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
.. calling us, if you have telephone privileges on the account.
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.

.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors

Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


DIVIDENDS AND DISTRIBUTIONS


You can authorize dividends and capital gains to be reinvested in additional shares of the Fund making the distribution, invested in other Principal Investors Funds or paid in cash.

The Fund pays its net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Fund you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Fund. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

  ADDITIONAL INFORMATION

Additional information about the Fund is available in the Statement of Additional Information dated December 15, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572